                             LETTER OF TRANSMITTAL
                                       to
                         Tender Shares of Common Stock
           (Including the Associated Preferred Stock Purchase Rights)
                                       of
                              DAMES & MOORE GROUP
              Pursuant to the Offer to Purchase dated May 11, 1999

                                       by
                        DEMETER ACQUISITION CORPORATION
                          a wholly owned subsidiary of

                                URS CORPORATION


  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
                                     TIME,
            ON TUESDAY, JUNE 8, 1999, UNLESS THE OFFER IS EXTENDED.


                        The Depositary for the Offer is:
                    ChaseMellon Shareholder Services, L.L.C.

             By Mail:                            By Hand:                     By Overnight Delivery:
     Reorganization Department           Reorganization Department           Reorganization Department
            PO Box 3301                        120 Broadway                     85 Challenger Road
    South Hackensack, NJ 07606                  13th Floor                        Mail Stop-Reorg
                                            New York, NY 10271               Ridgefield Park, NJ 07660

                              By Fax Transmission
                       (for eligible institutions only):
                                 (201) 296-4293

                           For Fax Confirmation Only:
                                 (201) 296-4860

  Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via facsimile transmission other than as set forth above will not constitute a valid delivery.

 You must sign this Letter of Transmittal where indicated below and complete the Substitute Form W-9 provided below.

    THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

Name(s) and
Address(es)
     of
 Registered
 Holder(s)
(Please fill
   in, if
   blank,
 exactly as
  name(s)
appear(s) on
   Share           Shares Certificate(s) and Share(s) Tendered
Certificate)         (Attach additional list, if necessary)
---------------------------------------------------------------
                                 Total Number of
                                Shares Evidenced       Number
              Share Certificate      by Share         of Shares
                 Number(s)*       Certificate(s)*    Tendered**
                                         ----------------------
                                         ----------------------
                                         ----------------------
                                         ----------------------
                                         ----------------------
                                         ----------------------
                Total Shares

--------------------------------------------------------------------------------
  * Need not be completed by stockholders delivering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by Share Certificate delivered to the Depository are being tendered hereby. See Instruction 4.

  This Letter of Transmittal is to be completed by stockholders of Dames & Moore Group either if certificates evidencing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase, dated May 11, 1999 (the "Offer to Purchase")) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedures described in Section 3 of the Offer to Purchase. Delivery of documents to the Book-Entry Facility does not constitute delivery to the Depositary.

  Stockholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedures for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedures described in Section 3 of the Offer to Purchase. See Instruction 2.

 IF ANY OF YOUR SHARE CERTIFICATES HAS BEEN LOST OR DESTROYED, SEE INSTRUCTION
                                      10.

     NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING
                            INSTRUCTIONS CAREFULLY.

[_]CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN
   ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE SYSTEM OF THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution: _____________________________________________

  Account Number: ____________________________________________________________

  Transaction Code Number: ___________________________________________________

[_]CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

  Name(s) of Registered Holder(s): ___________________________________________

  Window Ticket Number (if any): _____________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Institution which Guaranteed Delivery: _____________________________

  If Delivery by Book-Entry Transfer Facility, please check this box: [_]

  Account Number: ____________________________________________________________

  Transaction Code Number: ___________________________________________________

Ladies and Gentlemen:

  The undersigned hereby tenders to Demeter Acquisition Corporation, a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of URS Corporation, a Delaware corporation, the above-described shares of common stock, par value $0.01 per share (including the associated preferred stock purchase rights, the "Shares"), of Dames & Moore Group, a Delaware corporation (the "Company"), pursuant to the Purchaser's offer to purchase all outstanding Shares at a price of $16.00 per Share, net to the seller in cash (subject to applicable withholding of taxes), without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to any direct or indirect wholly owned subsidiary of Parent, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

  Subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after May 11, 1999 (collectively, "Distributions") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoints Kent P. Ainsworth and Joseph Masters, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or other action and all Shares, and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without further action, all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect thereto. The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser or its designees must be able to exercise full voting and other rights with respect to such Shares and all Distributions, including, without limitation, voting at any meeting of the Company's stockholders.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, and that when and to the extent such Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and that none of such Shares and Distributions will be subject to any adverse claims. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

  No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable, provided that the Shares tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted for payment as provided in the Offer to Purchase, may also be withdrawn at any time after July 9, 1999.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto and the Purchaser's acceptance for payment of such Shares will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

  Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered, in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting the account maintained at the Book-Entry Transfer Facility by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not purchase any of such Shares.

                PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 11.

    SIGN HERE: _________________________________________________________

 ____________________________________________________________________________
                           Signature(s) of Owner(s)
                    Dated: _______________________________

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or others acting in a fiduciary or representative capacity, please provide the necessary information. See Instruction 5.)

 Name(s): ___________________________________________________________________
     ______________________________________________________________________
                                (Please Print)

 Capacity (full title): _____________________________________________________

 Address: ___________________________________________________________________
     ----------------------------------------------------------------------
                              (Include Zip Code)

 Area Code and
 Telephone Number: __________________________________________________________

 Tax Identification or
 Social Security No.: _______________________________________________________
                       (See Substitute W-9 on page 11)

                          GUARANTEE OF SIGNATURE(S)

                   (If Required--See Instructions 1 and 5)

   Authorized Signature: __________________________________________________

 Name: ______________________________________________________________________

 Name of Firm: ______________________________________________________________

 Address: ___________________________________________________________________
     ----------------------------------------------------------------------
                              (Include Zip Code)

 Title: _____________________________________________________________________

 Area Code and Telephone Number: ____________________________________________

 Dated: _____________________________________________________________________

    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)          (See Instructions 1, 5, 6 and 7)


   To be completed ONLY if Share             To be completed ONLY if Share
 Certificates not tendered or not          Certificates not tendered or not
 purchased and/or the check for            purchased and/or the check for
 the purchase price of Shares pur-         the purchase price of Shares
 chased are to be issued in the            purchased are to be sent to
 name of someone other than the            someone other than the
 undersigned, or if Shares ten-            undersigned or to the undersigned
 dered by book-entry transfer              at an address other than that
 which are not purchased are to be         shown on the front cover.
 returned by credit to an account
 maintained at the Book-Entry
 Transfer Facility other than that
 designated on the front cover.


                                           Mail check and/or certificates
                                           to:


 Issue check and/or certificates           Name: ____________________________
 to:                                                 (Please Print)

                                           Address: _________________________

                                           __________________________________
 Name: ____________________________                (Include Zip Code)
           (Please Print)
 Address: _________________________
 __________________________________
         (Include Zip Code)
 __________________________________        __________________________________
    (Taxpayer Identification or               (Taxpayer Identification or
        Social Security No.)                      Social Security No.)
  (See Substitute Form W-9 on Page
                11)

 [_]Credit unpurchased Shares
    tendered by book-entry
    transfer to the Book-Entry
    Transfer Facility account set
    forth below:

 __________________________________
          (Account Number)

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be medallion guaranteed by a firm which is a member of the Securities Transfer Agents Medallion Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution") unless (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Letter of Transmittal, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered hereby and such holder(s) has (have) not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the reverse hereof or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if Shares are to be delivered by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a timely confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof), with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein prior to the Expiration Date. If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

  Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedures described in
Section 3 of the Offer to Purchase. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer, or a timely confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase.

  The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile transmission or mailed to the Depositary and must include a guarantee by an Eligible Institution on the form set forth in such notice.

  The method of delivery of Share Certificates, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and sole risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary (including in the case of a book-entry transfer, by a timely confirmation). If delivery is by mail, registered mail, with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal.

  4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered, fill in the number of Shares that is to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificate(s) delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

  If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

  6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay or cause to be paid all stock transfer or other similar taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the registered holder(s), or if tendered Share Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

  7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate(s) is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered," the appropriate boxes on this Letter of Transmittal must be completed. Stockholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility as the account from which such Shares were delivered.

  8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or the Dealer Manager or from brokers, dealers, commercial banks or trust companies.

  9. Substitute Form W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify whether such stockholder is subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in
Part 1 of the Substitute Form W-9, check the box in Part 3 of the Substitute Form W-9 and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and/or the box in Part 3 of the Substitute Form W-9 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

  10. Lost, Destroyed or Stolen Certificates. If any Share Certificate has been lost, destroyed or stolen, the stockholder should promptly call the customer service department at ChaseMellon Shareholder Services, L.L.C. (the Company's transfer agent), at (800) 777-3674. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

IMPORTANT: This Letter of Transmittal (or a facsimile hereof), properly completed and duly executed (together with any required signature guarantees), or an agent's message in the case of book-entry delivery, together with Share certificates or confirmation of book-entry transfer and all other required documents, must be received by the depositary on or prior to the Expiration Date.

                           IMPORTANT TAX INFORMATION

  Under the federal income tax laws, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder to a $50 penalty. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  Certain stockholders (including, among others, all corporations and certain foreign individuals) are exempt recipients not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an Internal Revenue Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 may be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

Purpose of Substitute Form W-9

  To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, a tendering stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that (i) such stockholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

What Number to Give the Depositary

  The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part 1, check the box in Part 3 of the Substitute Form W-9 and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and/or the box in Part 3 of the Substitute Form W-9 is checked, the Depositary will reserve 31% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary. If the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such stockholder.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 9)

PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                        Part 1-PLEASE PROVIDE YOUR   Part 3-Social
                        TIN IN THE BOX AT THE        Security Number of
                        RIGHT AND CERTIFY BY         Employer
                        SIGNING AND DATING BELOW.    Identification Number

 SUBSTITUTE
 Form W-9

 Department of
 the Treasury                                        ----------------------
 Internal                                               Awaiting TIN [_]
 Revenue               --------------------------------------------------------
 Service

                        PART 2-Certification--Under penalties of perjury, I certify that:

 Payer's Request

 for Taxpayer
 Identification         (1) The number shown on this form is my correct
 Number (TIN)               Taxpayer Identification Number (or I am waiting
                            for a number to be issued to me); and


                   .                                                           ^
                        (2) I am not subject to backup withholding either
                            because (i) I am exempt from backup withholding,
                            (ii) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

                        CERTIFICATION INSTRUCTIONS--You must cross out Item
                        (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on
                        your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that
                        you were no longer subject to backup withholding, do not cross out item (2).
                       --------------------------------------------------------
                        SIGNATURE: _____________________  DATE: ____________


NOTE: Failure to complete and return this Substitute Form W-9 may result in Backup withholding of 31% of any payments made to you pursuant to the Offer. please review the enclosed guidelines for certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a taxpayer identification number within sixty (60) days.

 SIGNATURE ____________________________________   DATE: ____________________

FACSIMILE COPIES OF THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH TENDERING STOCKHOLDER OF THE COMPANY OR HIS, HER OR ITS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ITS ADDRESS SET FORTH
BELOW:

                       The Depositary for the Offer is:

                   ChaseMellon Shareholder Services, L.L.C.

            By Mail:                            By Hand:                    By Overnight Delivery:
    Reorganization Department          Reorganization Department          Reorganization Department
           PO Box 3301                        120 Broadway                    85 Challenger Road
   South Hackensack, NJ 07606                  13th Floor                      Mail Stop--Reorg
                                           New York, NY 10271             Ridgefield Park, NJ 07660

                              By Fax Transmission
                       (for Eligible Institutions only):
                                (201) 296-4293

                          For Fax Confirmation Only:
                                (201) 296-4860

Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be obtained from the Information Agent or the Dealer Manager as set forth below, and will be furnished promptly at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                             D.F. King & Co., Inc.

                                77 Water Street
                           New York, New York 10005
                Banks and Brokers Call Collect: (212) 269-5550
                   All Others Call Toll Free: (800) 290-6424

                     The Dealer Manager for the Offer is:

                          MORGAN STANLEY DEAN WITTER

                                 1585 Broadway
                              New York, NY 10036
                                (650) 234-5757